SUPPLEMENT DATED OCTOBER 7, 2002 TO
                          PROSPECTUS DATED MAY 1, 2002
                                       for
                         WRL FREEDOM WEALTH PROTECTOR(R)
      A Joint Survivorship Flexible Premium Variable Life Insurance Policy
                                    Issued by
                   Western Reserve Life Assurance Co. of Ohio
                                   through its
                             WRL Series Life Account

The following information is added under the sections entitled "Policy Summary - Charges and Deductions - Surrender Charge" on page 8 and "Charges and Deductions
- Surrender Charge" on page 45 of the prospectus:

For Policies with a Policy date of October 11, 2002 or later, we will waive surrender charges on a full surrender effective in the calendar year 2010 if:

o    Your Policy is in force in the calendar year 2010; and
o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and
o You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and specified amount decreases in all years. This benefit is provided through an endorsement to your Policy and may not yet be available in all states as of the date of this Supplement.

The following information updates certain information contained in your prospectus. Please read it carefully and retain it for future reference.

         New Guidance on Split Dollar Arrangements

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult your qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

                                    * * * * *

Owner inquiries should be directed to Western Reserve Life at P.O. Box 5068, Clearwater, FL 33758-5068, or by calling 1-800-851-9777 extension 6539.


         Effective on or about November 1, 2002, the Janus Global portfolio will be open for investment to new policyowners.

         Also effective on or about November 1, 2002, Marsico Capital Management, LLC will become sub-adviser to the Goldman Sachs Growth portfolio of the AEGON/Transamerica Series Fund, Inc. Because of the change in sub-adviser, the name of the Goldman Sachs Growth portfolio will be changed to Marsico Growth.

The following information is added to page 6 of the prospectus under the heading "Investment Options":

AEGON/TRANSAMERICA SERIES FUND, INC.

         WRL Marsico Growth (formerly, WRL Goldman Sachs Growth)

Footnote * to the Investment Options chart is deleted in its entirety.

The following information is added to the Portfolio Annual Expense Table on page
9 of the prospectus:

--------------------- ---------------- ------------ ----------- ------------------ ------------------- ------------------
                                                    Rule 12b-1     Gross Total     Fees and Expenses       Net Total
     Portfolio          Management        Other        Fees     Portfolio Annual       Waived or           Portfolio
                           Fees         Expenses                    Expenses           Reimbursed          Expenses
--------------------- ---------------- ------------ ----------- ------------------ ------------------- ------------------
--------------------- ---------------- ------------ ----------- ------------------ ------------------- ------------------
Marsico Growth             0.90%          0.10%        N/A            1.21%              0.21%               1.00%
--------------------- ---------------- ------------ ----------- ------------------ ------------------- ------------------

Footnote (7) to the Portfolio Annual Expense Table is deleted in its entirety.

The following information replaces the information regarding Goldman Sachs Growth on page 19 of the prospectus under the heading "The Separate Account and the Portfolios - The Funds":

---------------------------------------- -------------------------------------- --------------------------------------
               Portfolio                        Sub-Adviser or Adviser                  Investment Objective
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Marsico Growth                           Marsico Capital Management, LLC        Seeks long-term growth of capital.
---------------------------------------- -------------------------------------- --------------------------------------


         All other references throughout the prospectus to WRL Goldman Sachs Growth are changed to WRL Marsico Growth.


















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